EXHIBIT 10.7

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POS0SESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 54 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, September 2004 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 55 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, October 2004 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 56 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, November 2004 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 57 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, December 2004 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 54 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, January 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 55 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, February 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 56 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, March 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 57 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, April 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 54 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, May 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 55 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, September 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 56 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, October 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 57 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, November 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 54 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, November 2005 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 55 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, January 2006 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 56 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, February 2006 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 57 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, March 2006 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 54 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, April 2006 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 55 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, May 2006 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 56 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, June 2006 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 57 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, September 2006 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 54 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, June 2004 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments 55 LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, June 2004 Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

TO THE EXTENT THAT THIS AIRCRAFT LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AIRCRAFT LEASE AGREEMENT MAY BE CREATED THROUGH TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART DESIGNATED AS THE ORIGINAL ON THE SIGNATURE PAGE OF THIS AGREEMENT BY LESSOR

AIRCRAFT LEASE AGREEMENT

Dated as of August 15, 2003

between

AFS Investments [    ] LLC

as Lessor

and

AirTran Airways, Inc.

as Lessee

in respect of Aircraft: Boeing B737-700, [            ] Scheduled Delivery Month

Serial No: (As set forth in Lease Supplement No. 1)

Registration No: (As set forth in Lease Supplement No. 1)

incorporating the provisions of a

COMMON TERMS AGREEMENT

Dated August 15, 2003

Between Aviation Financial Services Inc. and AirTran Airways, Inc.

AIRCRAFT LEASE AGREEMENT

THIS AIRCRAFT LEASE AGREEMENT is made as of August 15, 2003 and is

BETWEEN:

(1)	AFS Investments [ ] LLC, a limited liability company organized under the Laws of the State of Delaware having its principal place of business and chief executive office at 201 High Ridge Road, Stamford, Connecticut 06927 (“Lessor”); and

(2)	AirTran Airways, Inc., a company incorporated under the Laws of the State of Delaware having its principal place of business and chief executive office at 9955 AirTran Boulevard, Orlando, Florida 32827 (“Lessee”).

WHEREAS:

(A)	Lessee wishes to lease the Aircraft (as defined below) from Lessor, and Lessor wishes to lease the Aircraft to Lessee, on the terms and subject to the conditions provided herein;

(B)	Aviation Financial Services Inc. (“AFSI”), an Affiliate of Lessor, and Lessee have entered into the Common Terms Agreement (as defined below) in respect of aircraft that may be leased from time to time by Lessee or one of its Affiliates from Lessor or one of its Affiliates; and

(C)	Lessor and Lessee wish to incorporate by reference such Common Terms Agreement, as well as Schedules A and B attached hereto, into this Aircraft Lease Agreement for the Aircraft and a true and complete copy of such Common Terms Agreement is attached hereto as Schedule C;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	INTERPRETATION

1.1	Definitions: In this Aircraft Lease Agreement, the following capitalized words and expressions have the respective meanings set forth below:

AD Compliance Period means 90 days after the Return Occasion.

Aircraft means the Boeing B737-700 aircraft (which term includes, where the context admits, a separate reference to all Engines, Parts and Aircraft Documents and Records), with two (2) CFM56-7B20 Engines, all as more completely described on Schedule A hereto.

Airframe Structural Check and Assumed Ratio have the meanings specified in Schedule B.

Airframe Supplemental Rent, Annual Supplemental Rent Adjustment and APU Supplemental Rent have the meanings specified in Schedule B.

Common Terms Agreementor CTA means the “Aircraft Lease Common Terms Agreement” dated as of August 15, 2003 executed by AFSI and Lessee (as in effect on the date hereof without, unless Lessor and Lessee otherwise expressly agree, giving any effect to any subsequent amendment, supplement, waiver or other modification thereto), and which forms part of this Aircraft Lease Agreement.

Delivery Condition Requirements means the requirements specified in Part II of Schedule A.

Delivery Location means Seattle, Washington, or such other location within the continental US as shall be mutually acceptable to Lessor and Lessee.

Deposit means all amounts payable pursuant to Section 3.1 hereof.

Discount Rate has the meaning specified in Schedule B.

Early Termination Date has the meaning specified in Section 2.4 hereof.

Engine Refurbishment has the meaning specified in Schedule B.

Engine Agreed Value has the meaning specified in Schedule B.

Engine Supplemental Rent and Engine LLP Supplemental Rent have the meanings specified in Schedule B.

Extended Expiry Date means (i) with respect to the First Extension Option, the date that corresponds to the Scheduled Expiry Date in the 12th month after the Scheduled Expiry Date; (ii) with respect to the Second Extension Option, the date that corresponds to the Scheduled Expiry Date in the 24th month after the Scheduled Expiry Date; (iii) with respect to the Third Extension Option, the date that corresponds to the Scheduled Expiry Date in the 36th month after the Scheduled Expiry Date; and (iv) with respect to the Fourth Extension Option, the date that corresponds to the Scheduled Expiry Date in the 3rd month after the then applicable Scheduled Expiry Date.

Extension Option means any of the extension options granted to Lessee pursuant to Section 2.3 hereof.

Final Delivery Date means the date that is 365 days after the last day of the Scheduled Delivery Month.

GECC means General Electric Capital Corporation, a Delaware Corporation.

Guarantor means AirTran Holdings, Inc.

Habitual Base means the United States of America or, subject to the prior written consent of Lessor, any other country or countries in which the Aircraft is for the time being habitually based.

Indemnitee means each of Lessor, Owner, AFSI (if neither Lessor nor Owner), GECAS (in its capacity as lease manager), the Financing Parties’ Representative, and the Financing Parties, and their respective successors and permitted assigns, and each of their respective Affiliates, directors, officers, representatives, agents and employees; provided, however, that none of the foregoing Persons shall be deemed “Indemnitees” in respect of such Person’s status as a manufacturer or maintenance servicer or provider.

Interest Rate has the meaning specified in Schedule B.

Landing Gear Supplemental Rent has the meaning specified in Schedule B.

LC Amount is not applicable.

Lease means and includes this Aircraft Lease Agreement, Schedules A and B hereto, each Lease Supplement hereto, including Lease Supplement No. 1, and the Common Terms Agreement.

Lessor/Owner Tax Jurisdiction has the meaning specified in Schedule B.

Manufacturer means the manufacturer of the Airframe or an Engine, as the case may be, as set forth on Schedule A hereto.

Minimum APU Limit, Minimum Component Calendar Life, Minimum Component Cycles, Minimum Component Flight Hours, Minimum Engine Cycles, Minimum Engine Flight Hours, Minimum Landing Gear Calendar Time, Minimum Landing Gear Cycles, Minimum Landing Gear Flight Hours and Minimum Liability Coverage have the meanings specified in Schedule B.

Owner means Lessor.

Pre-Approved Bank means any bank organized under the laws of the United States or any State thereof, or the New York branch of a major international bank, in each case (a) for only so long as its long-term Dollar denominated unsecured debt (or if it does not have long-term unsecured Dollar denominated debt, its parent corporation’s long-term unsecured Dollar denominated debt) carries a rating from S&P of A+ or better, and (b) so long as each Letter of Credit, if applicable, issued by any such bank to Lessor permits drawings thereunder by facsimile.

Redelivery Location means Lessee’s principal maintenance base or such other redelivery location as Lessor and Lessee may mutually agree upon.

Scheduled Delivery Month means [            ].

Scheduled Expiry Date means the day preceding the numerically corresponding day to the Rent Commencement Date one hundred and eighty three (183) months after the Rent Commencement Date or in the event that the date would fall on a day that is not a Business Day, the immediately succeeding Business Day, unless such date is extended pursuant to Lessee’s exercise of an Extension Option, in which case the Scheduled Expiry Date shall be the Extended Expiry Date corresponding to such Extension Option.

State of Registry means the United States of America.

Supplemental Rent means all amounts payable pursuant to Section 3.3 hereof.

Tax Indemnitee has the meaning specified in Schedule B.

1.2	Interpretation: Unless otherwise defined or expressly specified herein, capitalized words and expressions when used in this Aircraft Lease Agreement have the same respective meanings as defined in the Common Terms Agreement. The construction provisions of Section 1.2 of the Common Terms Agreement shall apply to this Aircraft Lease Agreement. In the event of a conflict between the provisions of this Aircraft Lease Agreement and the provisions of the Common Terms Agreement, the provisions of this Aircraft Lease Agreement shall control.

2.	LEASING

2.1	Agreement to Lease: Subject to the terms and conditions of the Lease, Lessor will lease the Aircraft to Lessee and Lessee will take delivery of and lease the Aircraft from Lessor in accordance with the Lease for the duration of the Term.

2.2	Term: Subject to Sections 4.1 through 4.4 of the Common Terms Agreement, Delivery of the Aircraft will occur at the Delivery Location, whereupon Lessee shall accept the Aircraft hereunder and evidence such Delivery and acceptance by executing and delivering Lease Supplement No. 1 as provided in Section 4.3 of the

Common Terms Agreement. The Term will commence on the Delivery Date, which Delivery Date is scheduled to occur in the Scheduled Delivery Month, and will expire on the Scheduled Expiry Date unless terminated earlier in accordance with the provisions of the Lease or unless extended in accordance with the provisions of the Lease.

2.3	Extension Options:

(a)	Provided that Lessee shall not have theretofore exercised the Fourth Extension Option, Lessor hereby grants Lessee the right to extend the Term for one (1) year from the Scheduled Expiry Date in accordance with the terms and conditions set forth in this Section 2.3 (the “First Extension Option”). Provided that Lessee exercises the First Extension Option in accordance herewith, and further provided that Lessee shall not have theretofore exercised the Fourth Extension Option, Lessee shall have the right to further extend the Term an additional one (1) year from the then applicable Scheduled Expiry Date in accordance with the terms and conditions set forth in this Section 2.3 (the “Second Extension Option”). Provided that Lessee exercises the Second Extension Option, and further provided that Lessee shall not have theretofore exercised the Fourth Extension Option, Lessee shall have the right to further extend the Term for an additional one (1) year from the then applicable Scheduled Expiry Date in accordance with the terms and conditions set forth in this Section 2.3 (the “Third Extension Option”). Lessee shall have an additional right to extend the Term for one three (3) month period from the then applicable Scheduled Expiry Date in accordance with the terms and conditions set forth in this Section 2.3 (the “Fourth Extension Option,” and together with the First Extension Option, Second Extension Option and Third Extension Option, the “Extension Options”).

(b)	In order to exercise any Extension Option, the following conditions must be satisfied:

(i)	[FOR ODD NUMBERED DELIVERY POSITIONS – Not later than twelve (12) months prior to then applicable Scheduled Expiry Date as extended, Lessor shall have received a written notice from Lessee stating that it is exercising the Extension Option, which notice once given shall be irrevocable.] [FOR EVEN NUMBERED DELIVERY POSITIONS—With respect to the First Extension Option, Second Extension Option and Third Extension Option, not later than twelve (12) months prior to then applicable Scheduled Expiry Date and with respect to the Fourth Extension Option, not later than fifteen (15) months prior to the Scheduled Expiry Date as extended, Lessor shall have received a written notice from Lessee stating that it is exercising the Extension Option, which notice once given shall be irrevocable.]

(ii)	Promptly after such notice, Lessee shall deliver to Lessor a Lease Supplement, board resolutions, legal opinions and other documents related to such extension, as Lessor may reasonably request.

(iii)	no Significant Default nor any Event of Default shall have occurred and be continuing on the date that Lessor receives notice of Lessee’s exercise of the Extension Option or on the then applicable Scheduled Expiry Date (as determined without giving effect to Lessee’s exercise of the Extension Option).

(c)	If Lessee elects to exercise an Extension Option then, with effect from the Scheduled Expiry Date, the Lease shall be automatically amended as follows:

(i)	with respect to the First Extension Option, the words “one hundred eighty three (183) months after the Rent Commencement Date” in the definition of “Scheduled Expiry Date” shall be deemed replaced by the words “one hundred ninety five (195) months after the Rent Commencement Date” (provided, however, if Lessee exercises the Fourth Extension Option concurrently with the First Extension Option, the words “one hundred eighty three (183) months after the Rent Commencement Date” in the definition of “Scheduled Expiry Date” shall be deemed replaced by the words “one hundred ninety eight (198) months after the Rent Commencement Date”);

(ii)	with respect to the Second Extension Option, the words “one hundred ninety five (195) months after the Rent Commencement Date” in the definition of “Scheduled Expiry Date” shall be deemed replaced by the words “two hundred seven (207) months after the Rent Commencement Date” (provided, however, if Lessee exercises the Fourth Extension Option concurrently with the Second Extension Option, the words “one hundred ninety five (195) months after the Rent Commencement Date” in the definition of “Scheduled Expiry Date” shall be deemed replaced by the words “two hundred ten (210) months after the Rent Commencement Date”);

(iii)	with respect to the Third Extension Option, the words “two hundred seven (207) months after the Rent Commencement Date” in the definition of “Scheduled Expiry Date” shall be deemed replaced by the words “two hundred nineteen (219) months after the Rent Commencement Date” (provided, however, if Lessee exercises the Fourth Extension Option concurrently with the Third Extension

Option, the words “two hundred seven (207) months after the Rent Commencement Date” in the definition of “Scheduled Expiry Date” shall be deemed replaced by the words “two hundred twenty two (222) months after the Rent Commencement Date”); and

(iv)	in the event Lessee does not exercise any of the First Extension Option, the Second Extension Option or the Third Extension Option, but elects to exercise the Fourth Extension Option, the words “one hundred eighty three (183) months after the Rent Commencement Date” in the definition of “Scheduled Expiry Date” shall be deemed replaced by the words “one hundred eighty six (186) months after the Rent Commencement Date”.

For the avoidance of doubt, Lessor and Lessee acknowledge and agree that the Fourth Extension Option may only be exercised once during the Term. Lessor and Lessee further acknowledge and agree that all other provisions of the Lease shall remain in full force and effect.

2.4	Early Termination Option: Notwithstanding the other provisions of the Lease, Lessee shall have the right to terminate the leasing of the Aircraft hereunder on the date which corresponds to the Scheduled Expiry Date three (3) months prior to the Scheduled Expiry Date (the “Early Termination Date”) provided that:

(a)	Lessee shall give Lessor notice in writing (the “Termination Notice”) of its exercise of such right not less than twelve (12) months prior to the Early Termination Date, which notice once given shall be irrevocable;

(b)	no Significant Default nor any Event of Default shall have occurred and be continuing on the date on which Lessee issues the Termination Notice or on the Early Termination Date; and

(c)	upon receipt by Lessor of the Termination Notice given by Lessee in respect of the Aircraft, the “Expiry Date” of the Aircraft Lease Agreement shall be deemed to be the Early Termination Date, and the Lease shall be deemed to have been so amended automatically, but all other provisions of the Lease shall remain in full and unvaried force and effect.

2.5	Guarantee: Lessee is required to provide a Guarantee by Guarantor in accordance with Section 5.15 of the Common Terms Agreement and a legal opinion of Lessee’s legal counsel (who may be Lessee’s in-house legal counsel) in respect of the Guarantee in form and substance reasonably acceptable to Lessor. Contemporaneously with entering into this Aircraft Lease Agreement, Lessor is required to provide a guarantee of Lessor’s obligations hereunder by AFSI. Lessor is required to provide a legal opinion of AFSI’s legal counsel (who may be AFSI’s in-house legal counsel) in respect of such guarantee in form and substance reasonably acceptable to Lessee.

2.6	Pre-Delivery Adverse Change: Lessor will have the right prior to delivery to cancel the Lease, if in Lessor’s judgment, acting reasonably and in good faith, in relation to the date hereof there occurs, or could reasonably be expected to occur within six (6) months of the date of Lessor’s determination, any material adverse change in Lessee’s financial condition, its operations, its liabilities, its business or its prospects, or in its ability to perform its obligations contemplated hereunder or in the ability of Lessor to exercise any right or remedy customarily afforded a lessor of aircraft to a Certificated Air Carrier. Without limiting the generality of the foregoing, such a material adverse change shall be deemed to have occurred if Lessee or Guarantor files, is subject to an involuntary filing or announces that it is contemplating the filing of, a petition in bankruptcy or voluntary petition seeking reorganization in a proceeding under any bankruptcy or insolvency Laws.

3.	PAYMENTS

3.1	Deposit: Lessee shall pay to Lessor the Deposit in cash (to which Deposit Section 5.13 of the Common Terms Agreement shall apply), in the amounts and at the times provided in Schedule B hereto.

3.2	Rent: Lessee shall pay Rent to Lessor on each Rent Date during the Term in the amount provided in Schedule B hereto and as provided in Sections 5.2 and 5.3 of the Common Terms Agreement. The first installment of Rent shall be due and payable on the Rent Commencement Date as defined herein.

3.3	Supplemental Rent: Lessee shall pay Supplemental Rent to Lessor on each applicable date during the Term in the amounts provided in Schedule B hereto and as provided in Section 5.4 of the Common Terms Agreement.

3.4	Lessor’s Bank Account: For the purposes of Section 5.5 of the Common Terms Agreement, Lessor’s bank account and wire transfer particulars, to which all payments to Lessor shall be made, are at the date hereof: Deutsche Bank Trust Company, New York, ABA Number 021-001-033, for the account of GE Capital Aviation Services, Inc., as Manager, for credit to AFS Investments [ ] LLC, Account Number 50-234-585.

3.5	Lessor’s Maintenance Contribution: Lessor shall make maintenance contribution payments as and to the extent provided in Section 7.2 of the Common Terms Agreement.

3.6	Tax Indemnity: Lessor has assumed that MACRS Deductions (as defined in Schedule B) shall be available to Lessor in respect of the leasing of the Aircraft and that no more than ten percent (10%) of any items of income, deduction, or loss in respect of the Aircraft or the leasing thereof will be from foreign sources. The indemnification obligations of Lessee with respect thereto are set forth in Part IV of Schedule B.

3.7	MCPH: It is acknowledged that Lessee may wish (either at Delivery or subsequently) to enroll the Engines into an engine maintenance agreement with GE Engine Services (“GEES”) on a restored hour basis (the “GEES MCPH Agreement”). If Lessee enters into the GEES MCPH Agreement, in lieu of the maintenance contributions contemplated by Section 3.5 hereof, and provided no Significant Default or Event of Default has occurred and is continuing as to which Lessor is then exercising remedies, in connection with performance of an Engine Refurbishment, Lessor shall pay directly to GEES the lesser of (a) the amount required by the GEES MCPH Agreement at the relevant time, and (b) the balance of the Supplemental Rent received and not previously disbursed by Lessor corresponding to the Engine Refurbishment of the relevant Engine.

4.	CONDITION OF THE AIRCRAFT AT DELIVERY

4.1	On the Delivery Date, as a condition to Lessee’s obligation to accept delivery thereof, the Aircraft shall be in the condition provided in Part II of Schedule A hereto. As promptly as practicable after Delivery, Lessee will install a Nameplate in accordance with Section 8.6(a) of the Common Terms Agreement which reads as follows:

“This [Aircraft] [Engine] is owned by AFS Investments [    ] LLC and is leased to AirTran Airways, Inc. and may not be or remain in the possession of or be operated by, any other person without the prior written consent of AFS Investments [    ] LLC.”

4.2	It is intended that Lessor shall acquire the Aircraft from the Manufacturer for the purpose of leasing it to Lessee hereunder. Notwithstanding the terms of the Common Terms Agreement:

(a)	the Scheduled Delivery Date shall be the date notified by the Manufacturer as the date for delivery of the Aircraft under the aircraft purchase agreement;

(b)	the Pre-Delivery Procedure referenced in Section 4.2 of the Common Terms Agreement shall be carried out immediately prior to such acquisition of the Aircraft; and

(c)	Lessor will offer to deliver the Aircraft to Lessee at the Delivery Location immediately subsequent to such acquisition.

5.	CONDITION OF THE AIRCRAFT AT REDELIVERY

5.1	On the Return Occasion, Lessee shall redeliver the Aircraft to Lessor at the Redelivery Location or, if applicable, as specified in Section 13.2 of the Common Terms Agreement, and at such redelivery the Aircraft shall be in the condition provided in Part III of Schedule A hereto and in the Common Terms Agreement, including Schedule 6 of the Common Terms Agreement.

6.	ADDRESSES FOR NOTICES

The addresses and facsimile and telephone numbers of Lessor and Lessee are as follows:

Lessor:	AFS Investments [ ] LLC
Address:	c/o GE Capital Aviation Services, Inc.
201 High Ridge Road
Stamford, Connecticut 06927
Attention:	Contracts Leader
Facsimile:	[ ]
Telephone:	[ ]
Email:	notices@gecas.com

With a copy to:

GE Capital Aviation Services, Inc.

Address:	201 High Ridge Road
Stamford, Connecticut 06927
Attention:	Contracts Leader
Facsimile:	[ ]
Telephone:	[ ]
Email:	notices@gecas.com

Lessee:	AirTran Airways, Inc.
Address:	9955 AirTran Boulevard
Orlando, Florida 32827
Attention:	General Counsel
Facsimile:	[ ]
Telephone:	[ ]
Email:	[ ]

7.	THE SCHEDULES AND COMMON TERMS AGREEMENT

ALL THE PROVISIONS OF SCHEDULE A HERETO, SCHEDULE B HERETO AND THE COMMON TERMS AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND ARE PART OF THIS AIRCRAFT LEASE AGREEMENT AS IF THEY WERE SET OUT IN FULL HEREIN.

8.	NO AMENDMENT EXCEPT IN WRITING

No provision of this Lease, including any provision of Schedule A, Schedule B or the Common Terms Agreement, may be amended, rescinded, changed, waived, discharged, terminated or otherwise modified in any way whatsoever, except by a writing signed by the party to be charged. Pursuant to and to comply with Section (2) of Section 2A-208 of the UCC, if and to the extent applicable, Lessor and Lessee acknowledge their agreement to the provisions of this Section 8 by their signatures below.

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement, each by their duly authorized representative(s), as of the date shown at the beginning of this Aircraft Lease Agreement.

LESSOR: AFS INVESTMENTS [ ] LLC by its member AFS Investments [ ], Inc.	LESSEE: AIRTRAN AIRWAYS, INC.

By:	By:
Name:	Name:
Title:	Title:

-S-

SCHEDULE A

PART I-AIRFRAME AND ENGINES DESCRIPTION

AIRCRAFT

Manufacturer:	Boeing

Model:	B737-700

Serial Number:	To be advised thirty (30) days before Delivery and included in Lease Supplement No. 1

Registration No.	To be advised at Delivery and included in Lease Supplement No. 1

ENGINES (each of which has 750 or more rated takeoff horsepower or the equivalent of such horsepower)

Engine Type:	CFM56-7B20

Serial Nos:	To be advised thirty (30) days before Delivery and included in Lease Supplement No. 1

SCHEDULE A

PART II

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE A

PART III

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE A

PARTS II AND III

[FAA]

INTENTIONALLY DELETED FROM THE VERSION OF THIS DOCUMENT FILED WITH THE FAA AS CONTAINING CONFIDENTIAL AND PROPRIETARY INFORMATION

SCHEDULE B

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B-1

SCHEDULE B

[FAA]

INTENTIONALLY DELETED FROM THE VERSION OF THIS DOCUMENT FILED WITH THE FAA AS CONTAINING CONFIDENTIAL AND PROPRIETARY INFORMATION

B-2